                                                                   June 13, 1996



RCM Capital Funds, Inc.
RCM Equity Funds, Inc.
RCM Capital Management

          Re:  Fee Letter Agreement

Gentlemen:
This letter constitutes our agreement with respect to compensation to be paid to Funds Distributor, Inc. ("FDI"), under the terms of an Agreement dated as of June 13, 1996 by and among RCM Capital Management, a California limited partnership ("RCM"), RCM Equity Funds, Inc. (the "Company"), RCM Capital Funds, Inc. (the "Corporation") and FDI (the "Agreement"). All terms used herein shall have the same meanings as set forth in the Agreement.

For the services provided by FDI under the Agreement, each of the Companies will cause each of its Funds to pay a monthly fee (the "Fee") to FDI calculated as follows:

  [Qualifying Costs (as hereinafter defined)]
     plus [Qualifying Expenses with respect to such Fund (as hereinafter defined)]
     plus [Excess Amount with respect to such Fund (as hereinafter defined)] less [Qualifying Receipts with respect to such Fund (as hereinafter defined)]
     less [Qualifying Expense Advances with respect to such Fund (as hereinafter defined)]

Within five business days following the end of each calendar month, RCM shall, in accordance with the Procedures (as hereinafter defined), deliver to the Corporation and the Company a statement setting forth its calculation of the Fee for such preceding month with respect to each Fund. Within five business days following receipt of RCM's statement and except as to any amount disputed in good faith by the Company or the Corporation, each of the Companies shall pay to FDI the Fee due for such preceding month with respect to each of its Funds.

FDI shall pay Qualifying Costs and Qualifying Expenses as and when they become due. From time to time as and when requested by FDI, the Company and the Corporation shall advance funds against Qualifying Expenses that FDI will need to pay during the applicable calendar month ("Qualifying Expense Advances"), provided FDI furnishes evidence satisfactory to the Company and the Corporation that the Qualifying Expense Advance will be applied against such Qualifying Expenses for that month. FDI shall not use monies received as a Qualifying Expense Advance in a particular month with respect to a Fund for purposes other than directly paying Qualifying Expenses of such Fund occurring during such month. Unless otherwise agreed to in writing by the Company or the Corporation, as the case may be, FDI shall immediately pay to the Company or the Corporation, as the case may be, the amount of any Qualifying Expense Advance that is not paid for Qualifying Expenses within thirty days of receipt of such amount by FDI.
Neither the Company nor the Corporation shall be required to pay any Qualifying Expense Advances to FDI during any such month with respect to a Fund to the extent that Qualifying Receipts with respect to such Fund equal or exceed Qualifying Expenses during such month with respect to such Fund.

If the sum of Qualifying Expense Advances and Qualifying Receipts for any calendar month with respect to a Fund exceed the sum of Qualifying Costs, Qualifying Expenses and the Excess Amount for such month with respect to such Fund, FDI shall pay the Company or the Corporation, as the case may be, the amount of such excess within fifteen business days after the end of such month, unless otherwise agreed to in writing by the Company or the Corporation, as the case may be.

In connection with FDI's services and duties required under this Fee Letter Agreement and the Agreement, FDI, RCM and the Companies agree to comply with the procedures set forth in Attachment 1 hereto (the "Procedures"). Attachment 1 may be amended from time to time by mutual agreement of FDI, RCM and the Companies.

The allocation of each Fund's monthly share of the Excess Amount, Qualifying Costs, Qualifying Expenses, Qualifying Expense Advances and Qualifying Receipts shall be calculated by RCM based on information supplied by FDI (in accordance with the Procedures) and shall be sent in an invoice to the Company and/or the Corporation so that each Fund may pay its monthly fee to FDI.

For purposes this Fee Letter Agreement, the following terms shall have the meaning indicated:

"EXCESS AMOUNT" means: (a) a monthly fee of $8,334 for the Corporation; plus (b) the greater of a monthly fee of $6,250 or a fee calculated daily and paid monthly at an annual rate equal of 0.02 of 1% of the combined average daily net assets of the Company and the average daily net retail assets of the Corporation (as used herein "retail assets" of the Corporation shall mean Shares of the Funds offered by the Corporation that are held by investors that are not institutional, high net worth, or other clients of RCM) up to $1 billion; plus
0.015 of 1% of the combined average daily net assets of the Company and the average daily net retail assets of the Corporation in excess of $1 billion up to $2.5 billion; plus 0.01 of 1% of the combined average daily net assets of the Company and the average daily retail net assets of the Corporation in excess of $2.5 billion up to $5 billion; plus 0.005 of 1% of the combined average daily net assets of the Company and the average daily net retail assets of the Corporation in excess of $5 billion. For any calendar month in which the Agreement is not in effect for the full month, this amount shall be prorated. The portion of the Excess Amount described under (a) above for each month shall be allocated among the Corporation's Funds in proportion to the average daily net assets of each Fund of the Corporation for such month. The portion of the Excess Amount described under (b) above for each month shall be allocated among the Funds in proportion to the average daily net assets of the Company and the average daily net retail assets of the Corporation for such month.

"QUALIFYING COSTS" means any of those costs set forth on Attachment 2 hereto, to the extent such costs were undertaken and billed in accordance with the Procedures and to the extent such costs do not exceed the limits set forth in the Procedures. Qualifying Costs reasonably attributable to the operations of a Fund for a month shall be allocated to such Fund, and all other Qualifying Costs shall be allocated among the Funds in proportion to the average daily net assets of the Company and the average daily net retail assets of the Corporation for such month. Attachment 2 may be amended from time to time by mutual agreement of RCM, the Companies and FDI. The Companies and RCM acknowledge and agree that the costs set forth in Attachment 2 are intended to represent FDI's reasonable costs of providing the services and duties required of it under the Agreement, and that to the extent such services and duties materially change from time to time and/or to the extent such costs materially change, RCM, the Companies and FDI shall in good faith negotiate written amendments to Attachment 2 that reasonably reflect such circumstance.

"QUALIFYING EXPENSES" with respect to a Fund means any payment by FDI for sales, marketing, telemarketing and fulfillment services and payments to a third party, made or required to be made during the applicable calendar month, to the extent such payment has been identified in writing by the Company or the Corporation, as the case may be, in accordance with the Procedures as a Qualifying Expense with respect to such Fund. FDI will only pay for Qualifying Expenses that have been preapproved by RCM for reimbursement to the Company and/or the Corporation in accordance with the Procedures.

"QUALIFYING RECEIPTS" with respect to a Fund means any payment during the applicable calendar month by such Fund to FDI which has been identified in writing by the Company or the Corporation, as the case may be, in accordance with the Procedures as a Qualifying Receipt.

If the foregoing accurately sets forth our agreement and you intend to be legally bound thereby, please execute a copy of this letter and return it to us.

                    Very truly yours,

                    FUNDS DISTRIBUTOR, INC.


                      By:  /s/ Marie E. Connlloy
                           -----------------------
                      Name:  Marie E. Connlly
                      Title:  President and Chief Executive Officer


Accepted By:

RCM CAPITAL MANAGEMENT

By:  /s/ Michael J. Apatoff
     ------------------------------
Name:  Michael J. Apatoff
Title:    Chief Operating Officer


RCM CAPITAL FUNDS, INC.

By:  /s/ William L. Price
     ------------------------------
Name: William L. Price
Title:   President


RCM EQUITY FUNDS, INC.

By:  /s/ William L. Price
     ------------------------------
Name:  William L. Price
Title:     President

                                  Attachment 1
                                   PROCEDURES

                          Funds Distributor, Inc. /RCM
                              Financial Procedures


   I.     SUMMARY

   The following procedures identify the process agreed to by Funds Distributor, Inc. (FDI) and the "Companies", as defined in the agreement between FDI and RCM Capital Management, RCM Capital Funds, Inc., RCM Equity Funds, Inc. for the presentment, approval and payment of all amounts due to FDI for services as outlined in the Fee Letter Agreement.

   II.    MONTHLY INVOICE PROCESS

          1.) FDI will provide to RCM an invoice detailing amounts due to FDI in a form consistent with the attached example. This invoice will be delivered to RCM via facsimile machine and mail on the third business day after the end of the applicable month.

          2.) RCM will review and deliver to the Corporation and the Company a statement setting forth its calculation of the fee within 5 business days following the end of the month. The fee owed will be calculated on a per fund basis.

          3.) The Companies will remit to FDI within 5 days of receipt of RCM's statement. Payments due by wire transfer to FDI:

                    Bank Name:  Boston Safe Deposit and Trust
                    ABA No.:  011001234
                    Account No.:  162272
                    Attention:  Funds Distributor, Inc. Attn:  Paul Prescott
                                RCM Distribution Fees

          4.) RCM will repay the Companies within one business day after delivery of satisfactory evidence of such obligations consistent with paragraph 3(d) of the agreement between FDI, RCM and the Companies.

      III.     QUALIFYING EXPENSES

     Qualifying expenses as defined in the "Agreement" include Telemarketing, Fulfillment, Marketing, Sales and Third Party Payments. Reimbursement for these expenditures are based on a pre-approval process for a contract or budget for certain types of expenditures as shown in the Qualified Expense Approval Form.

          1.) Determine the amount of required expenditure, contract or budget for specific initiatives.

          2.) Complete qualified expense approval form for planned expenditures.

          3.)  Submit form to FDI/RCM for approval.

          4.) As invoices/payment requests for approved expenditures are received by FDI invoices will be paid and subsequently disclosed to RCM through the invoicing process.

          5.) In cases where a qualified expense advance is required, FDI will follow step VI as shown in these procedures.

      IV.      QUALIFYING COSTS

          1.) As FDI hires new San Francisco based employees to support RCM, a budget must be done, or updated to show the anticipated total costs for the employee (see Budget Qualified Cost Form).

          2.) All budgets and budget updates must be reviewed and approved by both FDI and RCM.

          3.) Qualifying costs will be included in the monthly invoice process, as described in step II of these procedures.

          4.) As long as costs billed are conforming to the budgeted amounts, payment to FDI cannot be reasonably withheld.

          5.) Upon request, FDI will provide additional support for miscellaneous expenses such as postage, supplies and other administrative expenses not specifically budgeted for.

      V.  QUALIFYING RECEIPTS

          1.) During the course of any month FDI may receive payments from the Funds, RCM or a third party which are deemed as qualified receipts. These payments will be used to offset expenditures made by FDI in performance of the services described in the agreement.

          2.) Using the attached Qualifying Receipts Form, RCM must identify the receipts by FDI as qualifying receipts to be used to pay for services provided. Without this notification/approval from RCM, FDI will not consider receipts as a qualifying receipts.

          3.) Qualifying receipts will be used in the month received to pay for services being rendered and will be shown as part of the monthly invoice presented to RCM.

      VI.      QUALIFYING EXPENSE ADVANCES

          1.) During the course of any month FDI may be required to pay certain qualifying expenses to include marketing, sales, telemarketing, fulfillment and third party payments. To the extent that required qualifying expenses exceed qualifying receipts received in the current month, FDI may request an advance payment to be used to satisfy the qualified expense requirement.

          2.) FDI will provide to RCM a detailed listing of the proposed qualified expenses for which it is seeking an advance.

          3.) FDI will adjust the qualified expense total for any qualified receipts received in the current month.

          4.) Qualified expense advances, if approved by RCM, will be provided to FDI within two days of receipt of the request.

          5.) FDI will process payments to the identified parties in the qualified expense request within 24 hours of the receipt of cash from the Companies. Payments to FDI as part of the qualified expense advance should be sent to:

                    Bank Name:  Boston Safe Deposit and Trust
                    ABA No.:  011001234
                    Account No.:  162272
                    Attention:  Funds Distributor, Inc., Attn:  Paul Prescott
                                Qualified Expense Advance

      VII.     BOARD REPORTING

RCM will allocate to each fund its proportionate share of Qualifying Costs, Qualifying Expenses, Excess Amount Qualifying Receipts and Qualifying Expense Advances. RCM and FDI will report to the Board of the Company and the Corporation on a quarterly basis` expenses paid by each fund and reimbursed by RCM under the Fee Letter Agreement for their ratification.

                                    INVOICE



RCM
Address
City, State, Zip
ATTENTION:

===============================================================

DESCRIPTION OF SERVICES RENDERED:

For services rendered to RCM as outlined and defined in the Fee Letter Agreement dated: ___________ and the Distribution Agreement dated: ___________.

  I.    Excess Amount:      (A)  Monthly Fee Corporation             $8,334
                            (B)  Retail Asset Based Fee for the
                                 Quarter of $6,250 or                 6,250
                                 The Calculated/Asset Based Fee   _________

                            Total Excess Amount                     $14,584

  II.   Qualifying Costs:

        [Detail]

                            Total Qualifying Costs                _________

  III.  Qualifying Expenses:
             Sales
             Marketing
             Telemarketing
             Fulfillment
             Third Party Payments
                Total Qualifying Expenses              _________
  Total Gross Payments Required                        _________
  Less Qualifying Receipts Received                    (________)
  Qualifying Expense Advance Received                  (________)
  Net Payment due to FDI (owed) to RCM                 $_________

If you have any questions regarding this invoice, please contact Paul Prescott at (617)248-6314.

                           FUNDS DISTRIBUTOR, INC./RCM
                             QUALIFYING EXPENSE FORM


For the period ending:

QUALIFYING EXPENSES

CATEGORIES

     MARKETING: (Examples of expenditures)

          - Materials
          - Prospectus
          - Image Work
          - NASD Filing Fees
          - Graphics & Design
                                        Sub Total  $__________
     SALES:

          - Promotions
          - Sales Meetings
                                         Sub Total  $__________
     TELEMARKETING:

          - Vendor Contracts
          - 1-800 Lines (where applicable)
          - Client Specific Systems Enhancements
                                        Sub Total  $__________
     FULFILLMENT EXPENSES:

          - Postage
          - Kit Assembly
                                        Sub Total  $__________
     THIRD PARTY PAYMENTS:

          - Shareholder Servicing Fees
          - 12b-1 Fees
                                        Sub Total  $__________

     Funds Distributor, Inc.
     Prepared by: _________________________   Date: ______________

                           FUNDS DISTRIBUTOR, INC./RCM
                          QUALIFYING RECEIPTS APPROVAL


For The Period: ___________     Date:___________

Qualifying Receipts:

DATE RECEIVED $AMOUNTS RECEIVED  SOURCE

























________________________________ Date:__________
Funds Distributor, Inc.
Acknowledgment of Qualified Receipt

________________________________ Date:__________
RCM
Acknowledgment of Qualified Receipt

                           FUNDS DISTRIBUTOR, INC./RCM
                       QUALIFYING EXPENSE ADVANCE REQUEST


Date:___________

QUALIFYING EXPENSES:  The amounts identified below represent expenditures FDI will make on behalf of RCM/the Companies. Upon receipt of advance, FDI will process these payments.

CATEGORIES

     MARKETING:

     [Detail]

                                        Sub Total  $__________
     SALES:

     [Detail]

                                         Sub Total  $__________
     TELEMARKETING:

     [Detail]

                                        Sub Total  $__________
     FULFILLMENT EXPENSES:

     [Detail]

                                        Sub Total  $__________
     THIRD PARTY PAYMENTS:

     [Detail]

                                        Sub Total  $__________


________________________________    Date:__________
Funds Distributor, Inc.
Acknowledgment of Qualified Expense Advance

________________________________ Date:__________
RCM
Acknowledgment of Qualified Expense Advance

                           FUNDS DISTRIBUTOR, INC./RCM
                             QUALIFYING COSTS BUDGET


CATEGORY OF COSTS                       $AMOUNTS
-----------------                       --------
Salary
Benefits
Incentives
Travel and Entertainment
Conferences
Training
Occupancy
Equipment
Telephone
Registered Representative Costs
Miscellaneous and Office Administration
Total Annual Cost                       $_____________


Approved By:

________________________________    Date:__________
Funds Distributor, Inc.

________________________________    Date:__________
RCM

                           FUNDS DISTRIBUTOR, INC./RCM
                           QUALIFYING EXPENSE APPROVAL


CATEGORY OF EXPENSE: (Please Check One) APPROVAL REQUIRED: (Please Check One)
-------------------                     -----------------
_  Marketing                            _  Budgeted
_  Sales                                _  Annual Contract
_  Telemarketing
_  Fulfillment
_  Third Party Payments


   1.)       Description of Expenditure



   2.)       Estimated/Actual Cost



   3.)       Time Period Covered



   4.)       Note attachments if any which further describes the
             requirement (s):    _ Yes   _ No



   ________________________________ Date:__________
   Submitted By


Approved By:

________________________________    Date:__________
Funds Distributor, Inc.

________________________________    Date:__________
                                         RCM

                         SIGNATURE/OVERSIGHT PROCEDURES

                  EXECUTION OF NEW SELLING AGREEMENT PROCEDURES


The following procedures will apply to the execution of all new selling agreements entered into between Funds Distributor, Inc. ("Funds Distributor") and new selling agents as determined by Registered Representatives.

Prior to the execution of any selling agreement by an officer of Funds Distributor, the following will occur:

     - The Registered Representative will forward to Funds Distributor's legal department a completed Selling Agent Request Form (copy attached hereto) which contains a manually executed signature of the Registered Representative along with accompanying due diligence information. The execution of such Selling Agent request form will represent to Funds Distributor's legal department that the Registered Representative has undertaken sufficient measures to ensure that the proposed selling agent meets all requirements established for selling Broker-Dealers by applicable law, the Funds or Funds Distributor.

     - Completed Selling Agent Request Form will be reviewed by Funds Distributor's legal department for proper authorization and due diligence.

     - Any questions which arise during Funds Distributor's legal department review will be directed to the Registered Representative.

     - If in order, Agreement will be signed by an officer of Funds Distributor and returned to the Registered Representative for the selling agents execution.



*Contact Person:

   John Pelletier
   Karen Jacoppo-Wood

                         SELLING AGREEMENT REQUEST FORM


To:
     ------------------------------
From:
     ------------------------------
      Tel. #:                           Fax #
             ----------------------          -----------------
Date:
          ------------------------------

Proposed Selling Agent name and address:


--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------
Type of Agreement (check one):
___  Bank Agreement
___  Bank Affiliated Broker-Dealer Agreement
___  Broker-Dealer Agreement
___  RIA Agreement



-----------------------------------
Authorized Registered Representative


                                        FUNDS DISTRIBUTOR CONTACT PERSONS

                                    John Pelletier
                                Karen Jacoppo-Wood

DRAFT

                         SIGNATURE/OVERSIGHT PROCEDURES

                             REGISTRATION STATEMENTS


Registration Statements, Pre-effective Amendments, and Post-effective Amendments filed on Form N-1A will be prepared by the RCM Legal Department. After the filing has been prepared and reviewed by the RCM Legal Department, the following will occur:

     - Registration Statements, accompanied by a completed signature request form (see copy attached), will be forwarded to Funds Distributor* for appropriate fund officer's signature.

     - Completed signature request form will be reviewed for proper authorization.

     - Any questions which may arise during review will be directed to RCM Legal Department.

     - If not in order, documents will be returned to RCM Legal Department with explanation.

     - If in order, Registration Statement will be signed by fund officer and returned to RCM Legal Department.



*Contact Person:

   John Pelletier
   Dick Ingram
   Karen Jacoppo-Wood

                                LEGAL DEPARTMENT
                             SIGNATURE REQUEST FORM


To:
     ------------------------------
From:
     ------------------------------
      Tel. #:                           Fax #
             ----------------------          -----------------
Date:
          ------------------------------
RIC/Fund Name:
              ------------------------------------
Document Title:
               -----------------------------------
Purpose of
Document:
          ----------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

Due Date:
           -----------------------------
RCM Approval:
Signature:                                               Date:
          ----------------------------------------            ----------
        Name:
        Title:

FDI Approval:
Signature:                                               Date:
          ----------------------------------------            ----------
        Fund Officer


RCM Authorized Signatories       Funds Distributor Contact Persons
--------------------------       ---------------------------------
      Anthony Ain                     John Pelletier
      Timothy Parker                  Dick Ingram
                                      Karen Jacoppo-Wood

                                       2a

                         SIGNATURE/OVERSIGHT PROCEDURES

                          RESOLUTION OF FAILED TRADES


Representatives of Funds Distributor will review RCM's internal procedures regarding the resolution of failed trades (Procedures to be attached). In facilitating Funds Distributor's oversight role regarding the resolution of failed trades, Funds Distributor also requests the following:

     - RCM will provide to Funds Distributor a (Weekly/Monthly) aging report detailing all outstanding/delinquent trades.





*Contact Person:

  Dick Ingram
  Mary Nelson

                                       2b

                         SIGNATURE/OVERSIGHT PROCEDURES

                             SHAREHOLDER COMPLAINTS


Representatives of Funds Distributor, Inc. ("Funds Distributor") will review RCM's internal procedures regarding shareholder complaints (Procedures to be attached). In facilitating Funds Distributor's oversight role regarding shareholder complaints, Funds Distributor requests the following:

     - RCM will provide to Funds Distributor a (Weekly/Monthly) report detailing the volume of shareholder complaints and a record of the timely response to such complaints.

     - In instances where Funds Distributor directly receives a shareholder complaint, Funds Distributor will forward a copy of such complaint to RCM's Correspondence Secretary.

     - RCM will provide Funds Distributor with immediate notification of any shareholder lawsuits.




*Contact Person:

  John Pelletier
  Dick Ingram
  Karen Jacoppo-Wood

3


                         SIGNATURE/OVERSIGHT PROCEDURES

                (CUSTODY AGREEMENTS, TRANSFER AGENCY AGREEMENTS,
                           REPURCHASE AGREEMENTS, ETC.)

The following procedures will apply to the execution by officers of the RCM Capital Funds and the RCM Equity Funds of any agreements not otherwise covered under separate specific approval procedures.

Prior to the execution of any agreement by a fund officer, the following will occur:

     - RCM will forward to the appropriate fund officer at Funds Distributor a completed Signature Request Form (copy attached hereto) which contains a manually executed signature of an authorized RCM representative along with all applicable due diligence information. The execution of such Signature Request Form will represent to Funds Distributor and the appropriate fund officer that RCM has undertaken sufficient measures to ensure that the fund's execution of the agreement meets all requirements established for such agreements by applicable law, the RCM Capital Funds, the RCM Equity Funds or Funds Distributor.

     - Completed signature request form will be reviewed by Funds Distributor for proper authorization.

     - Any questions which may arise during Funds Distributor's review will be directed to RCM Legal Department.

     - If not in order, filing will be returned to RCM Legal Department with explanation.

     - If in order, documents will be signed by the appropriate fund officer and returned to RCM Legal Department.



*Contact Person:

  John Pelletier
  Dick Ingram
  Karen Jacoppo-Wood

                                LEGAL DEPARTMENT
                             SIGNATURE REQUEST FORM

To:
     ------------------------------
From:
     ------------------------------
      Tel. #:                           Fax #
             ----------------------          -----------------
Date:
          ------------------------------
RIC/Fund Name:
              ------------------------------------
Document Title:
               -----------------------------------
Purpose of
Document:
          ----------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

Due Date:
           -----------------------------
RCM Approval:
Signature:                                               Date:
          ----------------------------------------            ----------
        Name:
        Title:

FDI Approval:
Signature:                                               Date:
          ----------------------------------------            ----------
        Fund Officer

    RCM Authorized Signatories               FDI Contact Persons
    --------------------------               -------------------
     Anthony Ain                             John Pelletier
     Timothy Parker                          Dick Ingram
                                             Karen Jacoppo-Wood

                         SIGNATURE/OVERSIGHT PROCEDURES

                      RULE 24e(2)/24f(2) SHARE REGISTRATION


Documents pertaining to filing of fund share registration statements pursuant to Rule 24e(2) or 24f(2) will be prepared by the fund accountant. The fund accountant will provide FDI with certain financial information contained in such filing. After the filing documents have been prepared and reviewed by RCM, the following will occur:

     - Filing documents, accompanied by a completed signature request form (see copy attached), will be forwarded to appropriate fund officer for signature*.

     - Financial statements providing the basis for the financial information contained in the filing documents will be provided in "blueprint" form to Funds Distributor by the fund accountant.

     - Documents will be reviewed by Funds Distributor utilizing the financial statements.

     - Completed signature request form will be reviewed by Funds Distributor for proper authorization.

     - Any questions which may arise during review will be directed to RCM or the fund accountant as appropriate.

     - If not in order, Funds Distributor will contact the appropriate entities or persons with an explanation and, if necessary, documents will be returned to RCM and/or the fund accountant, as appropriate, with explanation.

     - If in order, documents will be signed by fund officer and returned to the RCM Legal Department by the request date specified in the completed signature request form.

          To the extent that Funds Distributor must provide an opinion letter to which another Fund service provider is the source of knowledge, that service provider must provide Funds Distributor with an opinion letter supporting the data that it provides Funds Distributor.

*Contact Persons:

   Dick Ingram
   Mary Nelson

                         SIGNATURE/OVERSIGHT PROCEDURES

                          FORM N-SAR SEMI-ANNUAL REPORT


Semi-annual report on form N-SAR will be prepared for filing by the fund accountant. The fund accountant will provide the RCM and Funds Distributor with certain financial information required on Form N-SAR. After form has been completed, the following will occur:

     - Form N-SAR, accompanied by completed signature request form (see copy attached), will be forwarded to Funds Distributor for fund officer signature*.

     -    Form will be reviewed by Funds Distributor.

     - Completed Signature Request form will be reviewed for proper authorization.

     - Any questions which may arise during review will be directed to RCM or the fund accountants as appropriate.

     - If not in order, Funds Distributor will contact the appropriate entities or persons with an explanation and, if necessary, form will be returned to RCM and/or the fund accountant, as appropriate, with explanation.

     - If in order, form will be signed by fund officer and returned to RCM by the request date specified in the completed signature request form.


*Contact Person:

   Dick Ingram
   Mary Nelson

                         SIGNATURE/OVERSIGHT PROCEDURES

                                   TAX RETURNS


All tax and information returns will be prepared and reviewed by the funds auditor. When returns are completed and reviewed, the following will occur:

     - Tax and information returns, signed by independent auditors and accompanied by a completed signature request form (see copy attached), will be forwarded to Funds Distributor for fund officer signature*.

     -    All returns will be reviewed by Funds Distributor.

     - Completed signature request form will be reviewed for proper authorization.

     - Any questions which arise during review will be directed to the funds auditor.

     - In not in order, return will be returned to the funds auditor with explanation.

     - If in order, return will be signed by fund officer and returned to the fund auditor.



*Contact Persons:

   Dick Ingram
   Mary Nelson

                         SIGNATURE/OVERSIGHT PROCEDURES

                            SEC EXAMINATION/INQUIRIES

When the Securities and Exchange Commission conducts a periodic examination of the Funds or makes written inquiries for specific information, the following will occur:

     - RCM* will promptly inform Funds Distributor* of such examination or written inquiry.

     - RCM will inform Funds Distributor of the specific nature of the information requested for examination or by inquiry.

  Funds Distributor will be actively involved with any SEC examinations.

     - RCM will submit to Funds Distributor the written response to SEC written inquiries.

     - RCM will forward to Funds Distributor and each fund officer a copy of the comment letter received from the SEC upon completion of examination.

     - RCM will forward to Funds Distributor and each fund officer a copy of the response to the comment letter.



*Contact Person:

   John Pelletier
   Dick Ingram
   Karen Jacoppo-Wood

                         SIGNATURE/OVERSIGHT PROCEDURES

                           AUDIT REPRESENTATION LETTER


The process of examining financial statements of the Funds by independent auditors includes the receipt of a letter from the Funds in which various representations are made. This letter will be prepared by the independent auditors. Upon completion of this letter, the following will occur:

     -    Letter will be reviewed and signed by RCM authorized signatory.

     - Letter will be sent to Funds Distributor for review and fund officer signature*.

     -    Letter will be reviewed by Funds Distributor.

          To the extent that Funds Distributor must provide an audit representation letter to which another Fund service provider is the source of knowledge (i.e. the fund auditor), that service provider must provide Funds Distributor with an opinion letter supporting the audit representation letter or any other data that it provides Funds Distributor.

     - If not in order, letter will be returned to RCM or the fund auditor with explanation.

     - If in order, letter will be signed by fund officer and returned to independent auditors.


*Contact Persons:

  Dick Ingram
  Mary Nelson

                         SIGNATURE/OVERSIGHT PROCEDURES

                  VALUATION OF MUTUAL FUND PORTFOLIO SECURITIES

In connection with the valuation of mutual fund portfolio securities, it is sometimes necessary to convene a meeting of the Funds Portfolio Securities Pricing Committee to place a value on a portfolio security for the purpose of calculating NAV per share.

     - A fund officer will be present at meeting, either in person or by conference call.

     - Meeting minutes or memo of Pricing Committee decisions will be sent to Funds Distributor.

In addition, because of the complexities or large universe of various portfolio securities (i.e., GNMA and Tax-Exempt Securities), an independent pricing service is utilized to price such securities.

     - Funds Distributor* will be informed by RCM of any change of independent pricing service.

In connection with money market funds, it is necessary to monitor any deviation of a fund's net asset value per share calculated using market values from the fund's net asset value per share calculated using amortized cost prices.

     - RCM or the fund accountant will send Funds Distributor*, on a daily basis, a schedule which indicates each money market fund's net asset value per share calculated at amortized cost and market value.

     - RCM or the fund accountant will send Funds Distributor*, on a monthly basis, a schedule for each fund, indicating the fund's total net assets, dividend per share and net asset value per share calculated at amortized cost and market value.

     - RCM will notify Funds Distributor* when RCM intends to apprise a fund's Board of Directors of information concerning the fund's net asset value per share.


*Contact Persons:

   Dick Ingram
   Mary Nelson

                         SIGNATURE/OVERSIGHT PROCEDURES

                       CHANGE IN NET ASSET VALUE PER SHARE


If a fund's net asset value per share changes after the day of calculation and shareholder account processing, the following will occur:

     - RCM or the fund accountant will send Funds Distributor* a schedule which will indicate the fund and change in net asset value per share.

     - RCM or the fund accountant will document the change in net asset value per share and forward to Funds Distributor* accompanied by completed signature request form (see copy attached).





*Contact Persons:

   Dick Ingram
   Mary Nelson

                       CHANGE IN NET ASSET VALUE PER SHARE
                             SIGNATURE REQUEST FORM

To:
     ------------------------------
From:
     ------------------------------
      Tel. #:                           Fax #
             ----------------------          -----------------
Date:
          ------------------------------
RIC/Fund Name:
              ------------------------------------
Document Title:
               -----------------------------------
Purpose of
Document:
          ----------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

Due Date:
           -----------------------------
RCM Approval:
Signature:                                               Date:
          ----------------------------------------            ----------
        Name:
        Title:

FDI Approval:
Signature:                                               Date:
          ----------------------------------------            ----------
        Fund Officer

    RCM Authorized Signatories               FDI Contact Persons
    --------------------------               -------------------

     Judy Wilkinson                            Dick Ingram
                                               Mary Nelson

                         SIGNATURE/OVERSIGHT PROCEDURES

                         RECLAIM OF TAXES WITHHELD FROM
                         DIVIDENDS ON FOREIGN SECURITIES


Forms necessary to reclaim taxes withheld from dividends paid on foreign securities are coordinated by the funds auditor. When these forms require the signature of a fund officer, the following will occur:

     - Completed forms, accompanied by completed signature request form (see copy attached), will be forwarded to Funds Distributor for fund officer signature*.

     -    Form will be reviewed by Funds Distributor.

     - Completed signature request form will be reviewed by Funds Distributor for proper authorization.

     - Any questions which arise during review will be directed to the funds auditor.

     - If not in order, form will be returned to the funds auditor with explanation.

     - If in order, form will be signed by fund officer and returned to the funds auditor.




*Contact Persons:

   Dick Ingram
   Mary Nelson

                          PROCEDURES FOR AUTHORIZATION
                          AND PAYMENT OF FUND EXPENSES


These procedures are intended to ensure that all Fund expenses are properly authorized and evidenced by two authorizing signatures. In addition, they provide for a regular review of accrued expenses on the books of the Fund. This review is intended to monitor actual bills received and paid as well as anticipated future bills and compare them to the accrued balances on the books. Accrued expenses shall be monitored to ensure that the daily NAV is accurate.

AUTHORIZATION AND PAYMENT

All bills for fund expenses should be first approved by Judy Wilkinson at RCM Capital Management ("RCM"). Any bills received by the Funds will be forwarded to RCM for the initial authorizing signature.

After reviewing the bill and providing the first approval signature, RCM will forward the bill to FDI for approval by the Fund's Treasurer or his designee.

After providing the second authorizing signature, FDI will forward the bill to RCM for payment. A copy of the bill should be delivered to the fund accountant to record properly in the expenses of the Fund.

EXPENSE REVIEW AND PRO FORMA

Each month RCM or the fund accountant will prepare a schedule for each fund that shows bills actually paid, adds all anticipated bills and compares this number to the actual and anticipated accruals for fund expenses as shown on the books of the Fund. This analysis will be forwarded to FDI as Treasurer of the Fund so that the adequacy of the accruals are timely reviewed and adjusted, if necessary.






*Contact Person:

   Dick Ingram
   Mary Nelson

                                  ATTACHMENT 2


STAFFING RELATED COSTS:

               None as of __________, 1996



OVERHEAD COSTS:

               None as of __________, 1996